UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4625

Midas Special Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

Thomas B. Winmill, President
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/07 - 06/30/07

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

Midas Special Fund • Midas Fund • Midas Dollar Reserves

MIDAS FUNDS

Discovering Opportunities®

JUNE 30, 2007
SEMI-ANNUAL REPORT

APPLICATION INSIDE

Midas Fund
Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals companies.

Midas Special Fund
Invests aggressively for capital appreciation.

Midas Dollar Reserves
A money market fund investing in securities issued by the U.S. Government, its agencies and instrumentalities. Free, unlimited check writing with only a $250 minimum per check.

To Our Shareholders

These are sunny days for investors!

Global economic strength of prior years has continued through the first half of 2007. Although U.S. growth appears constrained due to housing weakness or other factors, Europe, Asia, and many emerging market economies are seeing impressive growth in industrial output, employment, and consumer spending. Even though demand for goods may occasionally overwhelm supply and commodity prices have risen (in some cases dramatically), consumer price inflation seems modest.

There may be some clouds, however, on the horizon. In February, an apparently minor, but adverse, development in China briefly caused markets worldwide to tumble. Many central banks in developing countries are raising interest rates to head off inflation – which might have the effect of breaking the growth momentum of their economies. In the United States, higher interest rates burst the residential real estate bubble and its negative effect is now spilling over to the sub-prime mortgage market. Financial markets, nonetheless, seem buoyant.

Fortunately, the Midas Funds have a flexible investing approach, an important advantage in formulating a superior strategy to participate in this global growth as financial markets evolve. Further, the Midas Funds remain focused on quality companies with unique combinations of strength in operations, finances, and products. With our disciplined and flexible analytical process, we continue to seek attractive investments that offer the potential for rewarding returns across varied economic cycles.

The Bureau of Economic Analysis, an agency of the U.S. Department of Commerce, recently released revised figures on personal income and expenditures. In April, personal disposable income decreased 0.2% and personal consumption expenditures increased 0.5%. In fact, the U.S. personal saving rate has been negative every quarter since March 31, 2005, according to the Bureau.

Investing Now . . . For Your Future

The last time the U.S. savings rate was negative for a full year was 1933 – during the Great Depression. Americans should be investing now during sunny markets, knowing that occasional storms in the future are all but inevitable.

Predictably volatile financial markets mean that most investors should consider diversifying their portfolios – and we would suggest that you consider some or all of the Midas Funds, which combined can balance the returns offered by precious metals, general equities, and money market investments. Midas also offers an excellent service to make regular investing safe and convenient. With regular automatic investing, you decide now to invest through the free Midas Bank Transfer Plan, and at the same time each month for as long as you like, a fixed amount of money will be transferred from your bank account for investment in one or more of your Midas Funds accounts you have designated. You should then periodically review your overall portfolio.

Investing the same amount regularly, known as “dollar cost averaging,” can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Discovering Opportunities for

Personal Investment Planning

We believe personal investment planning can be successful by following three simple steps. First, commit to a long term investing approach. Second, follow a regular investment plan as described above. Third, manage your investment risk by diversifying among the three Midas Funds: Midas Special Fund for longer term, stock market-oriented objectives, Midas Dollar Reserves money market fund for income, and short term liquidity, and check writing, and Midas Fund for precious metals capital appreciation and as a hedge against inflation. As you invest in the Midas Funds for your future, we will remain committed to seeking to achieve the investment objectives of the Funds.

If you have any questions, we will be happy to assist you without any obligation. Please call us at 1-800-400-MIDAS (6432), or visit www.MidasFunds.com.

Sincerely,

Thomas B. Winmill
President

Midas Fund

COMMENTARY

We are very pleased to welcome our new shareholders attracted to Midas Fund by its track record of past performance, its policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its no-charge shareholder services. Midas Fund rose 11.89% in the first half of 2007, a satisfying result on top of having achieved a total return of 44.02% in 2006 and 39.72% in 2005. We wish to caution our shareholders, however, that just as Midas Fund was down 2.72% in 2004, long term investing can be inevitably inclusive of frustrating as well as rewarding periods.

Midas Fund Outperforms Gold Bullion

Increasing about 3% from $632 at the end of 2006 to $651 by June 30, 2007, gold’s average price in the first half of the year was $658, peaking at $691 in April (prices based on the London p.m. fix). Reflecting the added advantage of its managed portfolio approach, Midas Fund’s net asset value increased 11.89%, almost quadrupling gold bullion’s gain for the six month period. Similarly, the Fund’s 2006 and 2005 gains of 44.02% and 39.72%, respectively, were nearly twice the 2006 and 2005 bullion gains of about 23% and 20%, respectively. We are pleased to also note the Fund’s performance relative to the unmanaged Philadelphia Gold and Silver Sector Index of stocks, which declined about 4% in the first half of 2007, and rose only 11% in 2006 and 29% in 2005.

Market Review, Strategies, and Outlook

After sharply increasing early in the year, gold prices dropped in February as interest rate increases around the globe dampened speculative fever and equity markets suffered. Recovering in the second quarter to new 2007 highs, gold prices then declined during the period of traditional seasonal weakness in May through June. Of continuing concern, we are seeing a positive real interest rate environment in many economies — calculated as average interest rates minus the inflation rate — which can be negative for hard assets such as precious metals.

Given this market environment, and using its core strategy of “quality, with growth,” Midas Fund broadened its focus to invest in a number of quality growth companies in exploration and project development, as well as companies with larger exposure to a mix of precious and base metals. Adjusting leverage and re-weighting the portfolio to companies with financial strength, strong management and project development plans continues to play a large part in Midas Fund’s strong performance. Due to robust emerging market demand for commodities, large cap diversified mining companies, with a mix of gold, silver, platinum, base metals, energy and other natural resources production, contributed most to returns in the second quarter while smaller operations and uranium underperformed. Midas Fund is leveraged currently for recovery in precious metals prices, and is re-emphasizing both gold and silver in its portfolio.

Since the beginning of 2007, gold prices have oscillated between approximately $608 and $691. We anticipate seasonal fabrication demand emerging as the year progresses and investment demand potentially driving the gold price over $690 if the U.S. dollar weakens or greater inflation appears on the horizon. Other potential catalysts for gold include further terrorist activity and mining supply restrictions from looming strikes by the South African National Union of Mineworkers (South Africa remains the world’s largest gold producer). Other natural resources may benefit from continuing global economic growth. We will seek to position Midas Fund for these dynamic trends.

As a matter of interest, net assets of Midas Fund at this writing are above $200 million compared with $134 million at the start of the year.

TOP 10 HOLDINGS

AS OF JUNE 30, 2007

1	Golden Cycle Gold Corporation
2	Agnico-Eagle Mines Ltd.
3	Freeport McMoRan Copper & Gold Ltd.
4	Lonmin PLC
5	Zinifex Ltd.
6	BHP Billiton Ltd.
7	Rio Tinto plc ADR.
8	Eldorado Gold Corp.
9	Lihir Gold Ltd.
10	Pan American Silver Corp.

Midas Special Fund

COMMENTARY

It is a pleasure to submit the 2007 Semi-Annual Report for Midas Special Fund, and to welcome our new shareholders who find the Fund’s aggressive and flexible investment approach attractive. The Fund invests aggressively for capital appreciation, using a flexible strategy in the selection of securities, and is not limited by an issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities.

To achieve its objective, Midas Special Fund may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior related to accounting periods, tax events, holidays, and other factors. During periods anticipated to be less favorable, and from time to time, the Fund may take a defensive position.

Markets Conditions and Investment Strategies

In the first half of 2007, certain equity markets reached medium term highs, despite a weaker economic outlook in the United States and indications that global growth may have peaked. While many factors were likely supportive of the gains, we believe large moves were powered by continued strong earnings growth, share buy backs, and merger and acquisition activity. Strength in emerging markets often reflected improved credit worthiness and more stable political and economic conditions. Nevertheless, in some of the rising markets we see signs of investor complacency towards risk, which can boost market prices higher. In view of these changes in market sentiment, the Fund’s portfolio reduced its emphasis on home building and technology and increased its weighting of consumer products companies. By the end of the first half of 2007, Midas Special Fund’s holdings included the stocks of some of the largest and best known U.S. companies in consumer products, insurance, technology, and banking.

Going forward, we note that a number of forecasters anticipate the continuation of benign market and economic conditions. We are concerned, however, by a number of issues including a rise in global inflation pressures, a U.S. recession as manufacturing activity diminishes, global current account imbalances among major economies, and national budget deficits in leading nations. In late February and early March 2007, we saw how financial developments in one country – China – could have a strong impact on markets worldwide, due to the impact of large and volatile capital flows on markets already “priced to perfection.” For these and other reasons, Midas Special Fund’s emphasis on financial strength and quality should appeal to investors concerned with future unexpected shocks to the marketplace.

Objective: Capital Appreciation

Midas Special Fund will pursue its capital appreciation objective aggressively as financial market conditions evolve, seeking to discover long term opportunities for attractive investment – whether due to a changing outlook for the prospects of a particular company or an industry sector generally. Since these strategies may reflect longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. For long term investing goals, consider the tax-advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA, as well as the Midas Education Savings Account and 403(b)(7) Account. Forms for all of these plans may be found at www.midasfunds.com. Of course, we also would be very pleased to discuss with you any questions you may have. Call us at 1-800-400-MIDAS (6432) and a Shareholder Service Representative will be glad to assist you, as always, without obligation on your part.

TOP 10 HOLDINGS

AS OF JUNE 30, 2007

1	Berkshire Hathaway Inc. Class B
2	Hilton Hotels Corp.
3	MasterCard, Inc.
4	Reynolds American, Inc.
5	Google Inc.
6	JPMorgan Chase & Co.
7	ConocoPhillips
8	Legg Mason, Inc.
9	Brookfield Asset Management Inc.
10	Leucadia National Corp.

Midas Dollar Reserves

COMMENTARY

We are pleased to submit this Semi-Annual Report for the period ended June 30, 2007 and to welcome our new shareholders who have made their initial investment since our last Report. The Fund’s all-weather income and safety conscious approach, plus free check writing, make it an ideal vehicle for a program of steady monthly investing, or as a temporary and easily accessible haven for proceeds from sales of other assets. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

Investment Strategy, Review, and Outlook

Under the seasoned leadership of Federal Reserve Chairman Bernanke, the Federal Open Market Committee (FOMC) left the Federal funds target rate unchanged at its June meeting observing that core inflation has improved modestly, but noting that a sustained moderation in inflation pressures has yet to be convincingly demonstrated. U.S. economic activity, according to the Federal Reserve, continued to expand from mid-April through May with consumer spending and retail sales generally improving and tourism robust, notwithstanding the higher gasoline prices. Recently, the Institute for Supply Management reported that its index of manufacturing activity registered its strongest monthly gain since April 2006. According to a recent Wall Street Journal survey of forecasters, economic growth in the United States is likely to recover over the course of the year and the outlook for the economy is positive. In view of these conditions, the strategy of Midas Dollar Reserves was to continue seeking the benefit of relative safety through investment in money market obligations of the U.S. Government, its agencies and instrumentalities, and maintaining an average maturity in the first half of the year of approximately 46 days.

As we look ahead we expect the FOMC to consider maintaining its target rate at 5.25% for the short to medium term. The Bureau of Labor Statistics of the U.S. Department of Labor recently reported that nonfarm payroll employment increased by 132,000 in June, and the unemployment rate was unchanged at 4.5%. Interestingly, the report indicated that while employment rose in health care and social assistance, food services, and wholesale trade, the manufacturing sector continued to lose jobs. Although hourly wages are up 3.9% in the year through June, the U.S. consumer price index has risen only 2.7% in the twelve months through May.

Easy, Safe, and Convenient Shareholder Services

The Fund’s objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers automatic investing under three different plans: the Midas Bank Transfer Plan, the Midas Salary Investing Plan, and the Midas Government Direct Deposit Plan. Forms for all three may be found at www.midasfunds.com. For further information and assistance with any of these free services, simply give us a call at 1-800-MIDAS (6432) and a Shareholder Service Representative will help you, as always, without obligation on your part.

TOP 10 HOLDINGS

AS OF JUNE 30, 2007

1	Federal Home Loan Bank, due 7/30/07
2	Freddie Mac Discount Notes, due 9/04/07
3	Federal Home Loan Bank, due 8/31/07
4	Federal Home Loan Bank, due 7/05/07
5	Federal National Mortgage Assoc., due 7/13/07
6	Federal Home Loan Bank, due 9/12/07
7	Freddie Mac Discount Notes, due 7/02/07
8	Federal National Mortgage Assoc., due 7/10/07
9	Federal National Mortgage Assoc., due 7/27/07
10	Federal National Mortgage Assoc., due 7/11/07

Allocation of Portfolio Holdings on June 30, 2007

(Unaudited)

Midas Fund

Major Precious Metals Producers (14.26%)
Intermediate Precious Metals Producers (27.31%)
Junior Precious Metals Producers (14.74%)
Exploration and Project Development Companies (18.16%)
Other Natural Resources Companies (39.52%)
Warrants (0.42%)

Midas Special Fund

Cigarettes (7.67%)
Crude Petroluem & Natural Gas (4.29%)
Fire, Marine & Casualty Insurance (29.01%)
General Building Contractors - Residential Buildings (4.64%)
Hotels and Motels (20.54%)
National Commercial Banks (6.07%)
Operative Builders (3.13%)
Petroleum Refining (5.48%)
Pharmaceutical Preparations (4.38%)
Retail - Lumber & Other Building Materials Dealers (4.92%)
Security Brokers, Dealers & Flotation Companies (4.77%)
Services - Business Services (10.72%)
Services - Computer Programming, Data Processing, Etc. (6.43%)
Services - Specialty Outpatient Facilities (3.81%)
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (2.97%)

Midas Dollar Reserves

Federal National Mortgage Association (53.65%)
Federal Home Loan Bank (23.59%)
Freddie Mac Discount Note (22.99%)

Midas Fund, Inc.

Schedule of Portfolio Investments - June 30, 2007 (Unaudited)

COMMON STOCKS AND WARRANTS (114.41%)

Common Stocks (113.99%)
Shares		Market Value
Major Precious Metals Producers (14.26%)
32,800	Anglo Platinum Ltd.	$5,414,000
190,000	Impala Platinum Holdings Ltd.	5,819,626
500,000	Kinross Gold Corp. (a)	5,840,000
100,000	Lonmin PLC	8,065,811
52,986	Polyus Gold (a)(b)	2,246,606

		27,386,043
Intermediate Precious Metals Producers (27.31%)
331,250	Agnico-Eagle Mines Ltd.	12,090,625
400,000	Gammon Gold, Inc. (a)	5,048,000
1,000,000	Golden Star Resources Ltd. (a)	3,710,000
97,000	Lihir Gold Ltd. (a)(b)	2,490,960
2,723,333	Lihir Gold Limited (a)	6,993,519
76,000	Meridian Gold Inc. (a)	2,096,080
245,000	Pan American Silver Corp. (a)	6,450,850
250,000	Randgold Resources Limited (a)(b)	5,547,500
400,000	Silver Wheaton Corp. (a)	4,676,000
300,000	Yamana Gold, Inc.	3,336,000

		52,439,534
Exploration and Project Development Companies (18.16%)
200,000	Aurelian Resources, Inc. (a)	4,874,036
500,000	Bear Creek Mining Corp. (a)	3,965,000
500,000	Comaplex Minerals Corp. (a)(d)	1,949,051
350,000	Detour Gold Corp. (a)	1,949,380
1,400,000	Dia Bras Exploration Inc. (a)	1,897,000
195,000	Gabriel Resources Ltd.	873,449
600,000	Great Basin Gold Ltd.	1,524,000
180,000	Guyana Goldfields (a)	1,717,428
1,000,000	Metallica Resources, Inc. (a)	4,500,000
300,000	Minefinders Corporation Ltd. (a)	3,447,000
1,400,000	Miramar Mining Corp. (a)	6,006,000
90,000	New Gold, Inc. (a)	585,000
1,400,000	Olympus Pacific Minerals, Inc. (a)	973,867
550,000	Silver Eagle Mines Inc. (a)	610,077

		34,871,288
Other Natural Resources Companies (39.52%)
170,000	Anglo American PLC (b)	4,987,800
130,000	BHP Billiton Ltd. (b)	7,767,500
1,700,000	Breakwater Resources, Ltd. (a)(e)	4,369,000
894,000	Brilliant Mining Corp (a)	1,739,594
67,000	Century Aluminum Company (a)	3,660,880
250,000	Denison Mines Corp. (a)	2,995,000
1,300,000	Equinox Minerals Ltd. (a)	4,203,798
6,200,000	Farallon Resources Ltd. (a)	4,429,404
110,000	Freeport McMoRan Copper & Gold, Inc.	9,110,200
725,000	Mercator Minerals Ltd. (a)	5,547,565
25,000	Rio Tinto plc (b)(e)	7,653,000
370,000	Sherritt International Corp.	5,087,500
150,000	Teck Cominco Ltd.	6,375,000
500,000	Zinifex Ltd.	7,938,831

		75,865,072
Junior Precious Metals Producers (14.74%)
1,250,000	Eldorado Gold Corp. (a)	7,287,500
1,964,500	Golden Cycle Gold Corp. (a)(c)	12,769,250
407,675	Jaguar Mining, Inc. (a)	2,820,538
150,000	Silvercorp Metals, Inc. (a)	2,541,000
600,000	Sino Gold Ltd. (a)	2,870,960

		28,289,248

Total Common Stocks (cost: $ 169,421,599)		218,851,185

Warrants (0.42%) (a)
300,000	Great Basin Gold Ltd., expiring 4/19/09	162,000
100,000	IAMGOLD Corp., expiring 8/12/08	82,722
100,000	Kinross Gold Corp., expiring 9/7/11	176,255
50,000	New Gold, Inc., expiring 2/23/08	6,815
84,375	Yamana Gold Inc., expiring 11/20/08	386,659

Total Warrants (cost: $ 129,310)		814,451

Total Investments (cost: $ 169,550,909)
(114.41%)		219,665,636
Liabilities in excess of other assets
(-14.41%)		(27,663,744)

Net Assets (100.00%)		$192,001,892

(a)	Non-income producing.
(b)	American Depositary Receipt.
(c)	Affiliated company (Note 5).
(d)	Illiquid and/or restricted security that has been fair valued (Note 6).
(e)	Fully or partially pledged as collateral on securities sold short (Note 8).

Securities Sold Short (Proceeds: $ 70,594)
Shares	Market Value
20,658 OceanaGold Corporation	$66,599

See notes to financial statements.

Midas Special Fund, Inc.

Schedule of Portfolio Investments - June 30, 2007 (Unaudited)

COMMON STOCKS (118.83%)

Shares	Market Value
Cigarettes (7.67%)
18,200 Reynolds American Inc.	$1,186,640

Crude Petroluem & Natural Gas (4.29%)
10,000 Canadian Natural Resources Ltd.	663,500

Fire, Marine & Casualty Insurance (29.01%)
1,050 Berkshire Hathaway, Inc. (a)	3,785,250
20,000 Leucadia National Corporation (a)	705,000

4,490,250
General Building Contractors - Residential Buildings (4.64%)
18,000 Brookfield Asset Management Inc.	718,200

Hotels and Motels (20.54%)
95,000 Hilton Hotels Corp.	3,179,650

National Commercial Banks (6.07%)
19,400 JP Morgan Chase & Co.	939,930

Operative Builders (3.13%)
13,000 Hovnanian Enterprises, Inc. (a)	214,890
12,000 Pulte Homes, Inc.	269,400

484,290
Petroleum Refining (5.48%)
10,800 ConocoPhillips	847,800

Pharmaceutical Preparations (4.38%)
11,000 Johnson & Johnson	677,820

Retail - Lumber & Other Building Materials Dealers (4.92%)
10,000 The Home Depot, Inc.	393,500
12,000 Lowe’s Companies, Inc.	368,280

761,780
Security Brokers, Dealers & Flotation Companies (4.77%)
7,500 Legg Mason, Inc.	737,850

Services - Business Services (10.72%)
10,000 MasterCard, Inc.	$1,658,700

Services - Computer Programming, Data Processing, Etc. (6.43%)
1,900 Google, Inc. - Class A (a)	994,422

Services - Specialty Outpatient Facilities (3.81%)
32,600 HealthSouth Corp. (a)	590,386

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (2.97%)
7,500 Procter & Gamble Company	458,925

Total Common Stocks (cost: $ 11,912,761) (118.83%)	18,390,143
Liabilities in excess of other assets (-18.83%)	(2,913,597)

Net Assets (100.00%)	$15,476,546

(a)	Non-income producing.

See notes to financial statements.

Midas Dollar Reserves, Inc.

Schedule of Portfolio Investments - June 30, 2007 (Unaudited)

U.S. GOVERNMENT AGENCIES (100.23%)

Principal Amount		Yield*	Value**
Federal National Mortgage Association (53.65%)

$900,000	Federal National Mortgage Association due 7/10/07	5.120%	$898,848
850,000	Federal National Mortgage Association due 7/11/07	5.125%	848,790
940,000	Federal National Mortgage Association due 7/13/07	5.118%	938,397
555,000	Federal National Mortgage Association due 7/18/07	5.125%	553,658
80,000	Federal National Mortgage Association due 7/18/07	5.120%	79,806
555,000	Federal National Mortgage Association due 7/20/07	5.122%	553,499
860,000	Federal National Mortgage Association due 7/27/07	5.140%	856,808
500,000	Federal National Mortgage Association due 8/15/07	5.144%	496,784
100,000	Federal National Mortgage Association due 8/15/07	5.150%	99,357
1,000,000	Federal National Mortgage Association due 8/31/07	5.145%	991,282
930,000	Federal National Mortgage Association due 9/12/07	5.145%	920,297

			7,237,526
Federal Home Loan Bank (23.59%)

940,000	Federal Home Loan Bank due 7/05/07	5.125%	939,464
650,000	Federal Home Loan Bank due 7/06/07	5.151%	649,535
1,000,000	Federal Home Loan Bank due 7/30/07	5.142%	995,794
600,000	Federal Home Loan Bank due 7/30/07	5.145%	597,476

			3,182,269
Freddie Mac Discount Notes (22.99%)

$900,000	Freddie Mac due 7/02/07	5.100%	899,871
176,000	Freddie Mac due 7/20/07	5.170%	175,520
840,000	Freddie Mac due 7/23/07	5.120%	837,372
1,200,000	Freddie Mac due 9/04/07	5.140%	1,188,863

			3,101,626

Total Investments (100.23%)			13,521,421
Liabilities in excess of other assets (-0.23%)			(31,433)

Net Assets (100.00%)			$13,489,988

*	Represents discount rate at date of purchase for discount securities, or coupon for coupon-bearing securities.
**	Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

See notes to financial statements.

Statements of Assets and Liabilities

June 30, 2007 (Unaudited)	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Assets
Investments at cost
Non-affiliated	$166,490,877	$11,912,761	$13,521,421
Affiliated	3,060,032	—	—

Total investments at cost	$169,550,909	$11,912,761	$13,521,421

Investments at market value
Non-affiliated	$206,896,386	$18,390,143	$13,521,421
Affiliated	12,769,250	—	—

Total investments at market value	219,665,636	18,390,143	13,521,421

Cash	316	—	—
Receivables:
Fund shares sold	242,180	—	—
Dividends and interest	74,677	18,198	—
Due from broker	70,594	—	—
Other assets	59,107	8,004	7,613

Total assets	$220,112,510	$18,416,345	$13,529,034

Liabilities
Bank line of credit	$19,997,390	$2,831,781	$—
Payable for investments purchased	7,602,083	—	—
Management and distribution fees payable	193,941	21,011	—
Accrued expenses	172,632	81,268	35,736
Securities sold short at market value (proceeds $ 70,594)	66,599	—	—
Fund shares redeemed	52,689	2,067	—
Administrative services payable	25,284	3,672	2,883
Distribution payable	—	—	427
Total liabilities	28,110,618	2,939,799	39,046

Net assets	$192,001,892	$15,476,546	$13,489,988

Shares outstanding, $0.01 par value	39,999,058	929,327	13,489,842

Net asset value, offering, and redemption price per share	$4.80	$16.65	$1.00
At June 30, 2007, net assets consisted of:
Paid in capital	$290,357,892	$18,217,799	$13,490,285
Accumulated undistributed net investment income (loss)	(2,724,338)	(255,798)	297
Accumulated net realized loss on investments	(145,750,395)	(8,962,837)	(594)
Net unrealized appreciation on investments and foreign currencies	50,118,733	6,477,382	—
	$192,001,892	$15,476,546	$13,489,988

See notes to financial statements.

Statements of Operations

For the Six Months Ended June 30, 2007 (Unaudited)	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Investment income
Dividends	$761,712	$93,237	$—
Foreign tax withholding	(21,249)	(324)	—
Interest	333	—	370,785
Other income	—	1,429	—
Total investment income	740,796	94,342	370,785

Expenses
Investment management	806,165	77,430	35,474
Interest and fees on bank credit facility	469,607	76,270	137
Transfer agent	203,485	42,575	20,201
Distribution	201,541	81,407	17,737
Administrative services	74,480	7,590	7,240
Registration	52,600	17,225	9,050
Bookkeeping and pricing	36,200	11,670	13,575
Printing and postage	35,845	5,765	1,310
Legal	25,650	8,710	13,965
Custodian	21,475	2,106	1,531
Auditing	14,370	10,860	9,017
Directors	11,085	4,330	1,810
Other	10,900	4,376	4,015
Total expenses	1,963,403	350,314	135,062
Expense reductions	(2,799)	(174)	(777)
Waived investment management and distribution fees	—	—	(53,211)

Net expenses	1,960,604	350,140	81,074
Net investment income (loss)	(1,219,808)	(255,798)	289,711

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss):
Sale of investments	11,917,037	(332,755)	(49)
Foreign currencies	593,648	—	—
Unrealized appreciation of investments during the period	5,589,705	457,344	—
Net realized and unrealized gain (loss) on investments and foreign currencies	18,100,390	124,589	(49)
Net increase (decrease) in net assets resulting from operations	$16,880,582	$(131,209)	$289,662

See notes to financial statements.

Statements of Changes in Net Assets

	Midas Fund		Midas Special Fund		Midas Dollar Reserves
	Six Months Ended 6/30/07 (Unaudited)	For the Year Ended 12/31/06	Six Months Ended 6/30/07 (Unaudited)	For the Year Ended 12/31/06	Six Months Ended 6/30/07 (Unaudited)	For the Year Ended 12/31/06
Operations
Net investment income (loss)	$(1,219,808)	$(2,390,407)	$(255,798)	$(367,194)	$289,711	$523,379
Net realized gain (loss) from sale of investments and foreign currencies	12,510,685	18,014,411	(332,755)	(385,489)	(49)	(78)
Unrealized appreciation of investments and foreign currencies	5,589,705	18,497,540	457,344	2,740,070	—	—

Net increase (decrease) in net assets resulting from operations	16,880,582	34,121,544	(131,209)	1,987,387	289,662	523,301

Distributions to shareholders
Distributions from ordinary income	—	(515,627)	—	—	(289,716)	(523,637)

Capital share transactions
Change in net assets resulting from capital share transactions (a)	36,351,946	30,235,952	(1,542,473)	(1,270,866)	(1,037,841)	1,639,379
Redemption fees	43,505	152,274	1,367	884	—	—
Increase (decrease) in net assets resulting from capital share transactions	36,395,451	30,388,226	(1,541,106)	(1,269,982)	(1,037,841)	1,639,379

Total change in net assets	53,276,033	63,994,143	(1,672,315)	717,405	(1,037,895)	1,639,043
Net assets
Beginning of period	138,725,859	74,731,716	17,148,861	16,431,456	14,527,883	12,888,840
End of period (b)	$192,001,892	$138,725,859	$15,476,546	$17,148,861	$13,489,988	$14,527,883

(a) Capital share transactions were as follows:
Value
Shares sold	$75,875,695	$116,084,072	$619,449	$2,150,044	$4,959,612	$10,012,537
Shares issued and reinvestment of distributions	—	465,044	—	—	285,963	497,139
Shares redeemed	(39,523,749)	(86,313,164)	(2,161,922)	(3,420,910)	(6,283,416)	(8,870,297)

Net increase (decrease)	$36,351,946	$30,235,952	$(1,542,473)	$(1,270,866)	$(1,037,841)	$1,639,379
Number
Shares sold	16,371,149	29,202,982	37,366	140,460	4,959,612	10,012,537
Shares issued and reinvestment of distributions	—	108,910	—	—	285,963	497,139
Shares redeemed	(8,722,728)	(21,961,196)	(132,358)	(226,244)	(6,283,869)	(8,870,297)
Net increase (decrease)	7,648,421	7,350,696	(94,992)	(85,784)	(1,038,294)	1,639,379

(b) End of period net assets include undistributed net investment income (loss)	$2,274,338	$(1,504,530)	$255,798	$—	$297	$302

See notes to financial statements.

Statements of Cash Flows

For the Six Months Ended June 30, 2007 (Unaudited)	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$16,880,582	$(131,209)	$289,662
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net increase in unrealized appreciation of investments and foreign currencies	(5,589,705)	(457,344)	—
Net realized (gain) loss on sales of investments and foreign currencies	(12,510,685)	332,755	49
Purchase of long term investments	(115,038,511)	(1,139,592)	—
Buy to cover investment sold short	(70,594)	—	—
Proceeds from sales of long term investments	62,382,200	3,249,747	—
Proceeds from short sale of investment	70,594	—	—
Decrease in receivable for investments sold	1,020,579	—	—
Net sales of short term investments	80,501	—	638,799
Increase in payable for investments purchased	7,602,083	—	—
Decrease in other assets and liabilities	(19,075)	(16,500)	(692)

Net cash (used in) provided by operating activities	(45,192,031)	1,837,857	927,818

Cash flows from financing activities
Draw (repayment) on bank line of credit	8,732,132	(29,762)	—
Net shares sold (redeemed)	36,460,127	(1,808,095)	(1,323,804)
Distributions paid to shareholders	—	—	(4,150)
Net cash provided by (used in) financing activities	45,192,259	(1,837,857)	(1,327,954)
Net increase (decrease) in cash	228	—	(400,136)

Cash
Beginning of period	88	—	400,136

End of period	$316	$—	$—

Supplemental disclosure of cash flow information:
Cash paid for interest	$438,848	$75,550	$245
Non-cash financing activities not included herein consisted of reinvestment of distributions	$—	$—	$285,963

See notes to financial statements.

Notes to Financial Statements

(UNAUDITED)

June 30, 2007

1 Organization, Investment Objectives, and Summary of Significant Accounting Policies

The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended (the “Act”), as open end management investment companies. Midas Fund’s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (2) gold, silver, and platinum bullion. Midas Special Fund’s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures, and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation - With respect to security valuation, except for Midas Dollar Reserves, securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies that are not traded on an exchange are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund’s Board of Directors.

Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

Foreign Currency Translation - Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on the sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Foreign Currency Contracts - Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Futures Contracts - Midas Fund and Midas Special Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund provides the broker an amount of cash or securities at least equal to a certain percentage of the contract amount. This is known as “initial margin.” Subsequent payments (“variation margin”) are credited to or debited from the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation or depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in futures could have a large impact on a Fund’s performance.

Notes to Financial Statements

CONTINUED

Short Sales - Midas Fund and Midas Special Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Investment in Affiliated Money Market Fund - Midas Fund and Midas Special Fund invest daily available cash balances in Midas Dollar Reserves. As a shareholder, each investing Fund is subject to its proportional share of Midas Dollar Reserves expenses, including its management and distribution fees. Midas Management Corporation (the “Investment Manager”) and Investor Service Center, Inc. (the “Distributor”) voluntarily reimburse management and distribution fees, respectively, due from Midas Dollar Reserves. These voluntary reimbursements may be terminated at any time. Should the Distributor no longer voluntarily waive its Midas Dollar Reserves distribution fee, the Investment Manager will waive a sufficient amount of its investing Fund management fee to offset the cost of such distribution fee.

Investments in other Investment Companies - The Midas Fund and Midas Special Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excleded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 and related rules. As a shareholder, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund expenses.

Security Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gains and losses are determined on the identified costs basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses - Estimated expenses are accrued daily. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

Expense Reduction Arrangement - Through arrangements with the Fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, by $1,740 and $2,011, respectively, during the period.

Distributions - Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Income Taxes - No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Redemption Fees - Midas Fund and Midas Special Fund impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

Notes to Financial Statements

CONTINUED

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications - The Funds indemnify officers and directors for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

2 Fees and Transactions With Related Parties

Under the investment management agreement of Midas Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $35,474 for the six months ended June 30, 2007.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under each plan, each Fund pays the Distributor, an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. For Midas Dollar Reserves, the Funds’ Distributor voluntarily waived $17,737 of its distribution fee for the six months ended June 30, 2007.

Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Distributor. Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the six months ended June 30, 2007, the Funds incurred total administrative costs of $89,310 comprised of $46,140 and $43,170 for compliance and accounting services, respectively. In addition, Midas Fund, Midas Special Fund, and Midas Dollar Reserves each reimbursed the Distributor $57,803, $914, and $4, respectively, for payments made to certain brokers for record keeping services during the six months ended June 30, 2007.

3 Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the six months ended June 30, 2007 and the year ended December 31, 2006 are summarized as follows:

	Midas Fund		Midas Dollar Reserves
	June 30, 2007	Dec. 31, 2006	June 30, 2007	Dec. 31, 2006
Distributions paid from:
Ordinary income	$—	$515,627	$289,716	$523,637

Notes to Financial Statements

CONTINUED

There were no distributions paid by Midas Special Fund during the six months ended June 30, 2007 and the year ended December 31, 2006.

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Accumulated undistributed net investment income	$1,139,846	$—	$302
Accumulated net realized losses	(157,946,590)	(8,252,087)	(560)
Capital loss carryover limitation	(314,490)	(263,130)	—
Post October losses	—	(114,865)	(54)
Unrealized appreciation	44,529,028	6,020,038	—

	$(112,592,206)	$(2,610,044)	$(312)

Federal income tax regulations permit Post October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (“PFIC”) mark to market adjustments. Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences between book and tax accounting have been reclassified to paid-in capital as follows:

	Midas Fund	Midas Special Fund
Increase (decrease) in:
Accumulated undistributed net investment loss	$2,627,853	$367,194
Accumulated net realized loss on investments	$(2,581,331)	$—
Paid-in capital	$(46,522)	$(367,194)

At December 31, 2006, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $157,946,590, of which $78,739,180, $72,327,384, $6,800,444, and $79,582 expire in 2007, 2008, 2009, and 2010, respectively. For Midas Fund, $314,490 of capital loss carryover related to the acquisition of the Midas Gold Investors Fund in November 2001 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $157,245 under tax rules.

At December 31, 2006, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $8,252,087, of which $6,087,829, $1,823,745, and $340,513 expire in 2009, 2011, and 2014, respectively. For Midas Special Fund, $263,130 of capital loss carryover related to the acquisition of the Midas U.S. and Overseas Fund in November 2001 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $131,565 under tax rules.

At December 31, 2006, Midas Dollar Reserves had net capital loss caryovers that may be used to offset future realized gains for federal income tax purposes of $560, of which $44 and $516 expire in 2012 and 2014, respectively.

4 Securities Transactions

At June 30, 2007, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Midas Fund	$169,550,909	$54,504,201	$(4,389,474)	$50,114,727
Midas Special Fund	$11,912,761	$6,817,322	$(339,940)	$6,477,382

Notes to Financial Statements

CONTINUED

The cost of investments is the same for financial reporting and federal income tax purposes for Midas Dollar Reserves.

Purchases and sales of securities, excluding short sale transactions and short term investments for the six months ended June 30, 2007 were as follows:

	Purchases of Securities	Proceeds from the Sale of Securities
Midas Fund	$115,038,511	$62,382,200
Midas Special Fund	$1,139,592	$3,249,747

5 Affiliated Issuers

The term affiliate, as defined under the Act, includes companies in which there is a direct or indirect (a) ownership of, control of, or voting power over 5% or more of the outstanding voting shares or (b) control of or common control under, another company or persons. Transactions with affiliates for the six months ended June 30, 2007 were as follows:

Midas Fund

Name of Issuer	Number of Shares Held				Value June 30, 2007	Dividend Income	Realized Gains/(Losses)
	December 31, 2006	Gross Additions	Gross Reductions	June 30, 2007
Golden Cycle Gold Corp.	1,964,500	—	—	1,964,500	$12,769,250	$—	$—
Midas Dollar Reserves, Inc.	—	23,632	23,632	—	$—	$1	$—

Midas Special Fund

	Number of Shares Held				Value June 30, 2007	Dividend Income	Realized Gains/(Losses)
Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	June 30, 2007
Midas Dollar Reserves, Inc.	—	21,981	21,981	—	$—	$9	$—

6 Illiquid and Restricted Securities

Midas Fund owns certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described Note 1. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and /or restricted securities owned at June 30, 2007 are as follows:

Security	Acquisition Date	Cost	Value	Percent of Net Assets
Comaplex Minerals Corp.	3/6/06	$2,039,576	$1,949,051	1.0%

7 Bank Line of Credit

The Funds (except Midas Dollar Reserves), Global Income Fund, Inc., and Foxby Corp. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank and Trust Company (“Bank”) the Funds’ custodian. Global Income Fund, Inc. and Foxby Corp. are closed end investment companies advised by CEF Advisers, Inc., an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000. The borrowing of each Borrower is collaterized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s prospectus,

Notes to Financial Statements

CONTINUED

or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year.

The Funds have also entered into an uncommitted secured redemption facility with the Bank with an aggregate amount available of $25,000,000 which was increased from $10,000,000 effective April 27, 2007. The borrowing of each Borrower is collaterized by the underlying investments of such Borrower. This facility carries no legal obligation on the part of the Bank to lend any amount of money to the Funds at any time, and, therefore, the Funds will not pay a commitment fee under this facility. The Bank will make revolving loans to a Fund not to exceed in the aggregate outstanding at any time with respect to any one Fund the least of $25,000,000, the maximum amount permitted pursuant to the Borrower’s prospectus, or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds rate in effect from time to time plus a spread to be determined at the time of borrowing, calculated on the basis of actual days elapsed for a 360-day year.

The outstanding loan balance and the market value of eligible collateral investments at June 30, 2007, and the weighted average interest rate and average daily amount outstanding under the committed and uncommitted facilities for the six months ended June 30, 2007 were as follows:

	Outstanding Balance	Market Value of Eligible Collateral	Weighted Average Interest Rate	Average Daily Amount Outstanding
Midas Fund	$19,997,390	$56,218,146	6.05%	$15,185,054
Midas Special Fund	$2,831,781	$10,085,892	6.04%	$2,521,732
Midas Dollar Reserves	$—	$—	6.05%	$6,589

8 Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker. At June 30, 2007, Midas Fund held securities in a segregated account with a market value of $12,022,000 as collateral for outstanding short sales.

9 Recently Issued Accounting Standards

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures, and is to be applied to all open tax years. The implementation of the provisions of FIN 48 had no impact to the assets and liabilities, operations, or net asset value of the Funds.

The FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

Financial Highlights - Midas Fund

	Six Months Ended June 30, 2007 (Unaudited)		Years Ended December 31,
			2006	2005	2004	2003	2002
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$4.29		$2.99	$2.14	$2.20	$1.53	$0.95

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.08)	(0.05)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.54		1.39	0.90	(0.01)	0.69	0.59

Total from investment operations	0.51		1.31	0.85	(0.06)	0.67	0.58

Paid-in capital from redemption fees	—	*	0.01	— *	— *	— *	— *

Less distributions:
Dividends from net investment income	—		(0.02)	—	—	—	—

Total distributions	—		(0.02)	—	—	—	—

Net asset value, end of period	$4.80		$4.29	$2.99	$2.14	$2.20	$1.53

Total Return	11.89%		44.02%	39.72%	(2.72)%	43.79%	61.05%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$192,002		$138,726	$74,732	$56,770	$67,123	$54,789
Ratio of total expenses to average net assets	2.41	%+	2.39%	2.79%	2.58%	2.44%	2.58%
Ratio of net expenses to average net assets	2.41	%+	2.38%	2.78%	2.58%	2.44%	2.58%
Ratio of net expenses excluding loan interest and fees to average net assets	1.83	%+	1.96%	2.44%	2.39%	2.27%	2.27%
Ratio of net investment loss to average net assets	(1.50	)%+	(1.96)%	(2.39)%	(2.40)%	(1.28)%	(0.93)%
Portfolio turnover rate	35%		118%	63%	34%	54%	45%

*	Less than $.01 per share.
+	Annualized.

Financial Highlights - Midas Dollar Reserves

	Six Months Ended June 30, 2007 (Unaudited)		Years Ended December 31,
			2006	2005	2004	2003	2002
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.021		.039	.016	.003	.002	.007

Less distributions:
Dividends from net investment income	(.021)		(.039)	(.016)	(.003)	(.002)	(.007)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	2.07%		3.88%	1.61%	0.29%	0.15%	0.63%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,490		$14,528	$12,889	$15,543	$18,638	$20,970
Ratio of total expenses to average net assets	1.89	%+	1.83%	2.34%	1.97%	1.75%	1.84%
Ratio of net expenses to average net assets	1.13	%+	1.08%	1.59%	1.12%	0.99%	1.09%
Ratio of net investment income to average net assets	4.05	%+	3.87%	1.58%	0.24%	0.16%	0.69%

+	Annualized.

Financial Highlights - Midas Special Fund

	Six Months Ended June 30, 2007 (Unaudited)		Years Ended December 31,
			2006	2005	2004	2003	2002
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$16.74		$14.80	$14.98	$13.54	$12.91	$14.45

Income (loss) from investment operations:
Net investment loss	(0.26)		(0.35)	(0.32)	(0.26)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	0.17		2.29	0.14	1.70	0.75	(1.39)

Total from investment operations	(0.09)		1.94	(0.18)	1.44	0.63	(1.54)

Paid-in capital from redemption fees*	—		—	—	—	—	—

Net asset value, end of period	$16.65		$16.74	$14.80	$14.98	$13.54	$12.91

Total Return	(0.54)%		13.11%	(1.20)%	10.63%	4.88%	(10.66)%

Ratios/Supplemental Data
Net assets at end of year (000s omitted)	$15,477		$17,149	$16,431	$18,110	$18,044	$18,884
Ratio of total expenses to average net assets	4.27	%+	3.89%	4.03%	3.49%	3.67%	3.69%
Ratio of net expenses to average net assets	4.27	%+	3.88%	4.03%	3.49%	3.67%	3.69%
Ratio of net expenses excluding loan interest and fees to average net assets	3.34	%+	3.39%	3.83%	3.39%	3.47%	3.41%
Ratio of net investment loss to average net assets	(3.12	)%+	(2.32)%	(2.15)%	(1.82)%	(0.99)%	(1.08)%
Portfolio turnover rate	6%		73%	118%	9%	29%	20%

*	Less than $.01 per share.
+	Annualized.

Board Approval of Agreements

(UNAUDITED)

The investment management agreements (each individually, an “Agreement,” and collectively, the “Agreements”) between each of the Midas Funds and the investment manager, Midas Management Corporation, generally provide that each Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of each Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of each Fund or by the vote of the holders of a majority of the outstanding voting securities of each Fund.

In considering the annual approval of the Agreements, the Boards of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Boards for the meeting held in March 2007 to specifically consider the renewal of the Agreements. Such information included, among other things, the following: information comparing the management fees of each Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreements and the reasonableness and appropriateness of the particular fee paid by a Fund for the services described therein.

The Boards of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Boards considered the investment manager’s management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreements. The Boards also took into account the time and attention to be devoted by management to each Fund and the other funds in the complex. The Boards evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of each Fund. The Directors also noted that the investment manager has managed Midas Fund, Inc. since 1995 and both Midas Dollar Reserves, Inc. and Midas Special Fund, Inc. since 1999 and the Directors believe that a long-term relationship with a capable, conscientious investment manager is in the best interests of the Funds.

The Boards received information concerning the investment philosophy and investment process applied by the investment manager in managing each Fund. In this regard, the Boards considered the investment manager’s in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Funds. The Boards concluded that the investment manager’s investment process, research capabilities and philosophy were well suited to each Fund, given each Fund’s investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Boards received comparative information, comparing the Funds’ performance to that of similar peer groups. After reviewing this information, the Boards concluded that each Fund has performed within a range that the Boards deemed competitive. With respect to their review of investment management fees, the Boards considered information comparing the Funds’ management fees and expense ratios to those of comparable funds with similar management fee characteristics. The Boards noted that economies of scale may develop for each Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale. This information assisted the Boards in concluding that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry.

In reviewing the information regarding the expense ratio of the Funds, the Boards concluded that although the Funds’ expense ratios are within a higher range, excluding extraordinary expenses, they are competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Boards reviewed the level of the investment manager’s profits in providing investment management and related services for each Fund and for all the funds in the complex. The Boards considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Funds and the business reputation of the investment manager and its financial resources. The Boards also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Funds. The Boards concluded that potential “fall-out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Funds. The Boards concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Boards did not consider any single factor as controlling in determining whether or not to renew the Agreements. Nor are the items described herein all the matters considered by the Boards. In assessing the information provided by the investment manager and its affiliates, the Boards also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Boards concluded that the approval of each Agreement, including the fee structure, is in the interests of shareholders.

About Your Fund’s Expenses

(UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP, SARSEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Analysis Tables

Midas Fund	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period January 1, 2007-June 30, 2007(a)
Actual	$1,000.00	$1,118.88	$12.66
Hypothetical (5% return before expenses)	$1,000.00	$1,012.84	$12.03

(a)	Expenses are equal to the Fund’s annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Midas Special Fund	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period January 1, 2007-June 30, 2007(b)
Actual	$1,000.00	$994.62	$21.12
Hypothetical (5% return before expenses)	$1,000.00	$1,003.62	$21.21

(b)	Expenses are equal to the Fund’s annualized expense ratio of 4.27%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Midas Dollar Reserves	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period January 1, 2007-June 30, 2007(c)
Actual	$1,000.00	$1,020.49	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

(c)	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Additional Information

Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website www.MidasFunds.com.

Use this Application to open a regular Midas account. Mail your completed Application and check payable to Midas Funds to: Midas Funds, Box 6110, Indianapolis, IN 46206-6110

IMPORTANT: In compliance with the USA Patriot Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1.	Registration (Please Type or Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m.- 6 p.m.,Eastern Time. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Gift/Transfer to a Minor:
Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth
Minor’s Address (if different than Custodian Address)			City	State / Zip

2.	Mailing and E-mail Addresses, Telephone Number, and Citizenship

Street	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:	Citizen of ☐ U.S. ☐ Other:
E-mail address	Owner (If other, attach IRS Form W-8) Joint Owner (If other, attach IRS Form W-8)

PLEASE TELL US HOW
YOU HEARD ABOUT MIDAS:

3.	Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 7).

Midas Fund		Midas Special Fund		Midas Dollar Reserves		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted. By Wire: Please fax your completed Application to 1-317-266-8756 with the name of the bank and amount to be wired before making an initial investment by wire. You will then be assigned an Account Number and wiring address. Enter the information below and mail.

Please indicate the assigned account number                                  and the date the wire was sent                                  .

4.	Distributions If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option   ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5.	Shareholder Communications I prefer Midas Funds to provide shareholder communications:

☐ Electronically (e-mail)	☐ Via paper (U.S. Mail)	☐ Both (electronically and paper)

I understand that I may discontinue and/or choose another method of shareholder communications at any time. Electronic communications will be sent to the e-mail address provided in Section 2.

6.	Signature Card for Check Writing Privilege with Midas Dollar Reserves

I am investing in Midas Dollar Reserves, a high quality money market fund, and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement below. Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following box is checked ☐ .

Signature	Signature of Joint Owner (if any)

Print Name	Print Name of Joint Owner (if any)

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing above. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the “Depositor(s)”) and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank’s charges relating to this checking arrangement. The Depositor(s) agrees: to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

7.	Midas Shareholder Services

☐	Bank Transfer Plan Automatically purchase shares of the Fund named beloweach month by transferring the dollar amount I specify below from my regular checking account, NOW account, or bank money market account.

Fund Name:
Amount ($100 minimum): $ Monthly: ☐ Bi-Weekly: ☐ Starting (date)

☐	The Midas Touch® Access your account online or by telephone, to monitor investments, buy and sell shares, check your account balance, and much more.

To register for the Midas Bank Transfer Plan or The Midas Touch®, add your bank routing and account numbers, or tape a voided check, below.

SAR-APP-6/07

8.	Signature and Certification to Avoid Backup Withholding

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup with- holding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian	Date	Signature of Joint Owner (if any)	Date

The application must be signed and completed for all authorized signers.

Shareholder Services

- Electronic Funds Transfers
- Automatic Investment Program
- Retirement Plans:
  Traditional Deductible IRA
  Roth IRA
  SEP-IRA
  SIMPLE IRA
  403(b)(7)
- Education Savings Account

Minimum Investments

- Regular Accounts: $1,000
- Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b): $1,000
- Education Savings Account: $1,000
- Automatic Investment Program: $100
- Subsequent Investments: $100

Midas Funds

P.O. Box 6110
Indianapolis, IN 46206-6110

THE MIDAS TOUCH®
ACCOUNT ACCESS

1-800-400-MIDAS (6432) for Investment Information

Access Midas Funds at www.MidasFunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Investor Service Center, Inc., Distributor.

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

SAVE THE DATES!

Teleconferences with
Midas portfolio manager,
Thomas B. Winmill

September 20, 2007, 3 pm
December 6, 2007, 3 pm

Details at www.MidasFunds.com

MF-SAR-6/07

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

 Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 10, 2007	Midas Special Fund, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

September 10, 2007	Midas Special Fund, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer